                                      PHH CORPORATION
                           EXECUTIVE DEFERRED COMPENSATION PLAN

1.      PREAMBLE

This Executive Deferred Compensation Plan enables designated executives of the Corporation to defer voluntarily the receipt of compensation until retirement or other termination of employment. It also enables any such designated executive who is limited under the terms of the PHH Corporation Employee Investment Plan from contributing the maximum salary deferral contributions permissible under section 402(g) of the Internal Revenue Code to receive a credit hereunder equal to any matching contributions that the Corporation would have contributed to the Employee Investment Plan for the account of such executive, but for such limitation.

The Plan is unfunded and is maintained by the Corporation primarily for the purpose of providing deferred compensation for a select group of highly
compensated  employees.    As  such,  the  Plan  is  exempt  from  Part  2
(participation and funding), Part 3 (funding) and Part 4 (fiduciary responsibility) of the Employee Retirement Income Security Act of 1974 and is subject to limited reporting and disclosure rules under Part 1 of such Act.

2.      DEFINITIONS

The following terms shall have the following meanings, unless a different meaning is plainly required by the context:

         (a) "Account" means the bookkeeping account established with respect to a Participant pursuant to Section 6.

         (b) "Board of Directors" means the Board of Directors of the Corporation.

         (c) "Committee" means the Compensation Committee of the Board of Directors.

         (d) "Compensation" means, for any Plan Year, the aggregate of a Participant's salary earned and payable in that Year and awards payable under any of the Corporation's incentive plans in that Year, but only to the extent such salary and awards are payable in cash.

         (e) "Corporation" means PHH Corporation and any successor thereto. Any reference to a Participant's employment with the Corporation shall be deemed to refer to the Participant's employment with PHH Corporation or any of its subsidiaries or affiliates.

         (f) "Designated Beneficiary(ies)" means that person or persons (including individuals, trusts or the estate of the Participant) designated on the Beneficiary Designation Election form attached hereto as Exhibit A to receive benefits hereunder in the event of a Participant's death. Exhibit A and each election made on Exhibit A shall be an integral part of this Plan.

         (g) "Effective Date" means the Effective Date of the Plan, which shall be March 1, 1994. The effective date of any amendment to the Plan shall be such date as is specified in the amendment.

         (h)     "Employee   Investment  Plan"  means  the  PHH  Corporation
Employee Investment               Plan, as amended from time to time.

         (i)     "ERISA"  means  the Employee Retirement Income Security Act of 1974.
         (j)     "Investment  Funds"  means such mutual fund or funds as may
from time to time                          be  available  under the Employee
Investment Plan; provided, however, that the                        P  H  H
Stock Fund shall not be an Investment Fund under this Plan.

         (k) "Optional Deferral Election" means an election made by a Participant pursuant to Section 4 to reduce a portion of his or her Compensation and have an equivalent amount deferred under this Plan. An Optional Deferral Election shall be made substantially in the form attached hereto as Exhibit B. Exhibit B and each election made on Exhibit B shall be an integral part of this Plan.

         (l) "Participant" means an executive of the Corporation who participates in this Plan.

         (m) "Payment Election" means an election made by a Participant pursuant to Section 7 wherein he or she elects when benefits shall be payable and whether they shall be payable in the form of a single sum or installments. A Payment Election shall be made substantially in the form attached hereto as Exhibit C. Exhibit C and each election made on Exhibit C shall be an integral part of this Plan.

         (n) "Plan" means this Executive Deferred Compensation Plan, as it may be amended from time to time.

         (o)     "Plan Year" means the calendar year.

         (p) " Secretary" means the person holding the office of secretary of the Corporation.

         3.      PARTICIPATION

                (a) Commencement. The  Participants  in  the  Plan as of the
                 Effective Date shall be those executives designated in Appendix A attached hereto. From time to time, and in its sole discretion, the Committee may amend Appendix A to add or delete executives, effective as of such date as is specified by the Committee; provided that the addition of any executive of the Corporation does not cause the Plan to fail to be a "top hat" plan, as that term is defined under ERISA.

                 (b) Termination. Deferral of compensation under the Plan may continue as to any participant until the earliest of any of
                 the  following:    (i)  he  or  she  terminates  his or her
                 Optional Deferral Election pursuant to the terms hereof, in which event such deferral shall terminate effective at the end of the Plan Year in which the termination notice is received; (ii) the Committee amends Appendix A to eliminate the Participant; or (iii) the date the Participant ceases to be an active employee of the Corporation. Termination of deferrals under this Section 3(b) shall create no right to distribution unless otherwise provided under this Plan.

         4.       OPTIONAL DEFERRALS

         (a) General Rule. In accordance with such Optional Deferral Election form(s) as approved by Committee, and subject to such limitations as the Committee may impose with respect to any Participant, a Participant may make an Optional Deferral Election with respect to all or any portion of his or her Compensation for the Plan Year or partial Plan Year to which the Optional Deferral Election relates. Optional deferrals shall be credited to the Participant's Account as of each date Compensation subject to an Optional Deferral Election otherwise would be payable. A Participant shall be 100 percent vested in the portion of his or her Account attributable to optional deferrals at all times.

         (b) Time of Optional Deferral Election. To be effective for any Plan Year, an Optional Deferral Election form to defer Compensation must be received by the Committee prior to January 1 of the Plan Year to which it relates. However, if an individual becomes a Participant on or after the Effective Date and on a date other than January 1, the individual may submit an Optional Deferral Election form for the remainder of the Plan Year in which he or she becomes a Participant if the form is submitted within thirty
(30) days after becoming a Participant; provided, however, that the Optional Deferral Election shall apply only to Compensation relating to the period following the date the Optional Deferral Election is submitted.

         (c) Optional Deferral Election Irrevocable. Once submitted, an Optional Deferral Election is irrevocable for the Plan Year to which it
applies.                                        3

         (d) Continuing Effectiveness of Optional Deferral Elections. Once submitted, a Participant's Optional Deferral Election shall continue in effect for subsequent Plan Years unless the Participant submits a new Optional Deferral Election form in accordance with the terms of this Plan and such administrative rules and policy as the Committee shall establish, or unless, pursuant to Section 3(b) hereof, the Participant is no longer permitted to defer. Notwithstanding the above, and subject to such administrative rules as are established by the Committee, a Participant may change the apportionment of his or her Optional Deferral Election among the Investment Funds.

         5.       MATCHING CONTRIBUTIONS RELATING TO EMPLOYEE INVESTMENT PLAN

         (a) General Rule. For any Plan Year in which a Participant is limited under the terms of the Employee Investment Plan from contributing the maximum salary deferral contributions permissible under section 402(g) of the Internal Revenue Code, a Participant shall have credited to his Account the amount of any matching contributions the Corporation would have credited to the Participant's account under the Employee Investment Plan but for such limitation; provided that the Participant has made to the Plan an optional deferral in the amount to be matched. Matching contributions shall be credited to a Participant's Account as of the dates they would have been credited under the Employee Investment Plan. This provision shall not affect any limitations on benefits imposed by sections 401(a)(17) and 415 of the Internal Revenue Code.

                 The  following  example  illustrates  the  effect  of  this
Section: Assume the Corporation meets its Employee Investment Plan profit targets and makes, under the Employee Investment Plan, a 100% Matching Contribution on the first 3% of deferrals and 100% Matching Contribution on the second 3% of deferrals so that all deferrals under the Employee Investment Plan up to 6% are matched. Assume further that the Participant has Compensation in excess of the Internal Revenue Code Section 401(a)(17) limits ($150,000 as indexed). If the Participant contributes the maximum amount (6%) permitted to be deferred under the Employee Investment Plan, $9,000 of his deferrals ($150,000 x 6%) would be subject to the base and profit share Matching Contributions under the Employee Investment Plan. If the Participant had been limited to contributing 5% under the Employee Investment Plan ($7,500), the base Matching Contribution would be $4,500 and the profit share Matching Contribution would be $3,000, for a total Matching Contribution under the Employee Investment Plan of $7,500. If the Participant had contributed the excluded 1% or $1,500 ($9,000 match limit minus the $7,500 limit imposed by the Corporation under the Employee Investment Plan) under this Plan, a match of $1,500

($9,000 Matching Contribution at 6% less the $7,500 Matching Contribution made under the Employee Investment Plan) would be made to the Participant's Account under this Plan.

         (b) Vesting. A Participant shall become vested in the portion of his or her Account attributable to matching contributions in accordance with the vesting schedule applicable to Company Accounts under the Employee Investment Plan; provided that such matching contributions are subject to forfeiture under the events set forth in Section 10 hereof.

         6.       ACCOUNTS

         (a) General. An Account shall be established in the name of each Participant. Within each Account, there shall be two sub-accounts, one reflecting a Participant's interests attributable to optional deferrals made pursuant to Section 4, and the other reflecting a Participant's interests attributable to matching contributions made pursuant to Section 5.

         (b) Hypothetical Investment. For purposes of determining the value of a Participant's Account, it shall be assumed that: (i) optional deferrals credited to the Participant's Account under Section 4 are invested in the Investment Funds in accordance with the Participant's instructions as set forth in the election form approved by the Committee; and (ii) matching contributions under Section 5 are invested in the money market Investment Fund or in such other Investment Fund as the Committee shall determine. The Participant's Account shall be credited on a daily basis with the investment gain or loss that would have been credited to his or her account under the Employee Investment Plan, had the amounts credited to the Participant's Account instead been contributed to the Employee Investment Plan.

         (c)     Value  of  Account.   Whenever it is necessary to determine
the value of a Participant's Account, the value as of the day immediately preceding the date the determination is being made shall be used.

         (d) Bookkeeping Account Only. The Account established in a Participant's name is for bookkeeping purposes only. It is the intention of the parties that the Plan and any trust hereunder, and any Account, be unfunded for purposes of the Internal Revenue Code and the Employee Retirement Income Security Act of 1974 and that benefits shall be paid solely from the general assets of the Corporation.

         (e) Unsecured Creditors. Participants in this Plan have the status of unsecured creditors of the Corporation, and the Plan constitutes a mere unsecured promise by the Corporation to make benefit payments in the future.

         (f) Trust or Other Vehicles. Notwithstanding the foregoing, to assist it in meeting its obligations hereunder, the Corporation may establish a grantor trust or custodial account, purchase one or more insurance policies, or use any other vehicle that it deems appropriate for such purpose; provided, however, that no such vehicle shall be for the benefit of, or cause amounts to be set aside for the benefit of, any one or group of Participants.

         7.       DISTRIBUTIONS

         (a)     Distributable  Event.    Subject  to  subsection  (b),  a
Participant (or his Designated Beneficiary(ies)) shall become entitled to a distribution under the Plan upon the date the Participant ceases employment with the Corporation for any reason; provided that the Committee may, in its sole discretion, defer payment of such distribution until any date up to the later of (i) such time as the Participant ceases to be subject to any reporting requirements as to his or her compensation under the Securities Exchange Act of 1934, or (ii) such time as the Participant ceases to be classified as an executive officer, the deductibility of whose compensation by the Corporation is limited under Section 162(m) of the Internal Revenue Code.

         (b)     Commencement  of  Distribution.    Distribution  to  a
Participant of his or her vested interest shall be made or commence as of such date specified in the last Payment Election form submitted by the Participant; provided, however, that no change in a Payment Election will be effective unless it has been made at least twelve (12) months before distribution would have been made or begun in the absence of the change. Notwithstanding the foregoing, actual distributions of a Participant's lump sum or initial installment payment may be deferred for a period not in excess of sixty (60) days following the date a lump sum or initial installment becomes payable, without the requirement to pay any interest or other amount on account of the deferral.

         (c) Form of Distribution. Distribution either may be made in a lump sum or in monthly, quarterly or annual installments for a period of time not to exceed ten (10) years, as specified in the last Payment Election form submitted by the Participant; provided, however, that no change in a Payment Election will be effective unless it has been made at least twelve
(12) months before distribution would have been made or begun in the absence of such a change. If distributions are made in installments, investment gain and loss shall continue to be credited in accordance with

Section 6(b) hereof until complete distribution has been made. All distributions shall be made in cash.

         (d) Death. If a Participant dies before receiving 100 percent of his or her vested interest, the unpaid balance of the Participant's Account shall become 100 percent vested and shall be paid as soon as practicable after death to the Participant's Designated Beneficiary(ies) in the form (lump sum or installments) as specified in the last Payment Election Form submitted by the Participant; provided that no change in a Payment Election will be effective unless made at least twelve (12) months before the Participant's death.

         (e) Emergency Distributions. If the Committee, in its sole discretion, determines that a Participant has incurred an unforeseeable emergency that would result in severe financial hardship to the Participant if a distribution from the Plan were not made, the Committee may distribute to the Participant such portion of the Participant's Account as it, in its sole discretion, determines is necessary to meet the emergency.

         (f) Acceleration because of Taxable Event. If the Committee, in its sole discretion, determines that a Participant has become subject to income tax on all or any portion of his Account, the taxable portion shall be distributed to the Participant.

         8.       CLAIMS PROCEDURE

         (a) I n i t i a l Claim. If a Participant or Designated Beneficiary(ies) (hereinafter referred to as a "Claimant") is denied all or a portion of an expected benefit under this Plan for any reason, he or she may file a claim with the Committee. The Committee shall review the claim itself or appoint a person to review the claim. The Claimant shall be notified within sixty (60) days after his or her claim is filed whether the claim is allowed or denied, unless the Claimant receives written notice prior to the end of the sixty (60) day period stating that special circumstances require an extension of the time for decision. The notice of the decision shall be in writing, sent by mail to the Claimant's last known address, and, if a denial of the claim, shall contain the following information:

                       (1)  the specific reasons for the denial;
                       (2)   specific reference to pertinent provisions of
                          the Plan on which the denial is based; and

                                                   (3)    if  applicable,  a
                          description   of  any  additional  information  or
                          material   necessary  to  perfect  the  claim,  an
                          explanation of why such information or material is necessary, and an explanation of the claims review procedure.

         (b) Review Procedure. A Claimant is entitled to request a review by the Committee of any denial of the Claimant's claim. The request for review must be submitted to the Committee in writing within sixty (60) days of mailing of notice of the denial. Absent a request for review within the sixty (60) day period, the claim will be deemed to be conclusively denied. The review of a denial of a claim shall be conducted by the
Committee or an individual or entity appointed by the Committee. The reviewer shall afford the Claimant an opportunity to review all pertinent documents and submit issues and comments in writing and shall render a review decision in writing, all within sixty (60) days after receipt of a request for a review, provided that, unless prohibited by law, the reviewer may extend the time for decision by not more than sixty (60) days upon written notice to the Claimant. The Claimant shall receive written notice of the reviewer's decision, together with specific reasons for the decision and reference to the pertinent provisions of the Plan.

         9.       CLAIMS AGAINST ACCOUNT

A Participant's rights to benefit payments under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant, the Participant's Designated Beneficiary(ies) or the Participant's estate. Nothing contained in this Plan shall give any Participant or beneficiary any interest, lien or claim against any specific assets of the Corporation. No Participant or beneficiary shall have any rights other than as a general creditor of the Corporation.

         10.      FORFEITURE OF RIGHT TO MATCHING CONTRIBUTIONS

Notwithstanding  any  other  provision  of  this  Plan,  and at the sole and absolute discretion of the Board of Directors of the Corporation, a Participant will forfeit all right to receive matching contributions credited to his Account pursuant to Section 5 hereof and all investment gain thereon and will be immediately obligated to return to the Corporation the amount of any such matching contributions previously distributed to the Participant or other beneficiary if (a) such Participant, within a period of two years from the date his or her employment with the Corporation or its affiliates terminates, directly or indirectly, either individually or as owner, partner, agent, employee, consultant or otherwise, except for the account of and on behalf of the Corporation or an affiliate of the Corporation, engages in any activity competitive with the business of the Corporation or an affiliate of the Corporation, or in competition with the
Corporation or one of its affiliates, solicits or otherwise attempts to establish for himself or herself or for any other person, firm or entity, any business relationships with any person, firm or corporation which was, at the time the Participant's employment terminates or within one year prior thereto, a customer
                                       8
of the Corporation or one of its affiliates or (b) a Participant's employment is terminated because of willful misconduct or gross negligence in the performance of his or her duties and the Committee determines in its sole and absolute discretion that such matching contributions shall be forfeited.

If Participant is determined by the Board of Directors, in its sole and absolute discretion, to have committed or threatened to commit an act set forth above, the Participant, by his or her participation herein, acknowledges that such act will cause irreparable injury to the Corporation and that money damages alone will not provide an adequate remedy to the Corporation, and the Board of Directors may, in its sole and absolute discretion, determine that the Corporation is entitled to an injunction against such act and direct the appropriate representatives of the Corporation to seek such an injunction.

         1.      ADMINISTRATION

         (a) General. The Plan shall be administered by the Committee, and any question regarding the proper administration of the Plan or the construction of any term hereof shall be resolved by it, in its sole discretion. The Committee shall act by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Committee or otherwise to perform the duties of the Committee.

         (b) Agents. The Committee may delegate the performance of such functions as are necessary or appropriate for it to properly administer and construe the Plan to agents including, but not limited to, appropriate officers of the Corporation or any subcommittee of the Committee. In addition, the Committee (directly, or through its agents) may retain attorneys, accountants, and such other experts as are necessary or appropriate to properly administer and construe the Plan.

         (c) Liability. To the extent permitted by law, neither the Committee, nor any other person performing duties under this Plan, shall incur any liability for any act done, determination made or failure to act, if in good faith, and the Corporation shall indemnify the Committee, its members and such other persons against any and all liability that is incurred as a result of the good faith performance or non-performance of their duties hereunder. The Corporation may, but shall not be obligated to, purchase liability insurance to protect such persons with respect to their duties under the Plan.

         (d)     Expenses.    The  Corporation  shall  pay  all  expenses
associated with the establishment, maintenance and termination of this Plan.

         12.     AMENDMENT AND TERMINATION

The Board of Directors may amend, suspend or terminate this Plan at any time, in any manner and for any reason; provided, however, that no alteration, amendment, suspension, termination or similar action shall reduce or impair the rights of a Participant accrued prior to such action. To the extent permitted by law, the Board of Directors, in its discretion, may delegate all or any of its authority under this Section 12 to the Committee.

         13.      MISCELLANEOUS

         (a) Recordkeeping and Benefit Statements. The Corporation shall keep accurate and detailed records of all transactions under this Plan. Within 60 days following the close of each quarter of Plan Year during which an individual is a Participant, the Corporation shall issue to the Participant a statement showing the amounts allocated to the sub accounts within that Participant's Account as of the close of such quarter of the Plan Year, the percentage vested, and other appropriate information.

         (b) Effectiveness of Optional Deferral Elections, Other Notices. Any Optional Deferral Election by a Participant under this Plan must either be completed in full, signed by the Participant and received by the Secretary or be made by telephonic instructions from the Participant to the extent permitted under such administrative rules or policy as shall be established by the Committee.

         (c) Limitation of Rights. Nothing contained in this Plan shall be construed to limit in any way the right of the Corporation to terminate a Participant's employment at any time, or be evidence of any agreement or understanding, express or implied, that a Participant will be employed in a particular position or at any particular rate of remuneration.

         (d) Severability. Any provision of this Plan prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the Plan's remaining provisions.

         (d) Applicable State Law. To the extent not preempted by the Employee Retirement Income Security Act of 1974, this Plan shall be governed by, and construed in accordance with, the laws of the State of Maryland other than the conflicts of laws rules thereof.

         (e)     Construction.    This  Plan  shall  be  construed  and
administered as an unfunded plan maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees, as those terms are used in the Employee Retirement Income Security Act of 1974.

[Approved by the Board of Directors on February 28, 1994]
                                    10

                              TRUST AGREEMENT

                                   Between

               ______________________________________________

                               PHH CORPORATION

                                     And

                      FIDELITY MANAGEMENT TRUST COMPANY

               ______________________________________________

                          PHH CORPORATION EXECUTIVE

                      DEFERRED COMPENSATION PLAN TRUST








                        Dated as of February 28, 1994

                              TABLE OF CONTENTS

Section                                                                 Page

 1  Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
    (a) Establishment
    (b) Grantor Trust
    (c) Trust Assets
    (d) Non-Assignment
    (e) Change in Control

 2   Payments to Sponsor  . . . . . . . . . . . . . . . . . . . . . . . . 3

 3   Disbursement . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
    (a) Directions from Administrator
    (b) Limitations

 4   Investment of Trust  . . . . . . . . . . . . . . . . . . . . . . . . 4
    (a) Selection of Investment Options
    (b) Available Investment Options
    (c) Investment Directions
    (d) Mutual Funds
    (e) Trustee Responsibility and Powers

 5   Recordkeeping and Administrative Services to Be Performed... . . . . 7
    (a) General
    (b) Accounts
    (c) Inspection and Audit
    (d) Effect of Plan Amendment
    (e) Returns, Reports and Information

 6   Compensation and Expenses  . . . . . . . . . . . . . . . . . . . . . 8

 7   Directions and Indemnification . . . . . . . . . . . . . . . . . . . 9
    (a) Identity of Administrator
    (b) Directions from Administrator
    (c) Directions from Participants
    (d) Indemnification
    (e) Survival

 8   Resignation or Removal of Trustee  . . . . . . . . . . . . . . . .  10
    (a) Resignation
    (b) Removal
    (c) Upon a Change of Control
    (d) Transfer of Trust Assets

                                                     TABLE OF CONTENTS
                                                        (Continued)

Section                                                                 Page

 9   Successor Trustee  . . . . . . . . . . . . . . . . . . . . . . . . .11
    (a) Appointment
    (b) Acceptance
    (c) Corporate Action

10   Termination  . . . . . . . . . . . . . . .  . . . . . . . . . . . . 11

11   Resignation, Removal, and Termination Notices  . . . . . . . . . . .12

12   Duration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

13   Insolvency of Sponsor  . . . . . . . . . . . . . . . . . . . . . . .12

14   Amendment or Modification  . . . . . . . . . . . . . . . . . . . . .13

15   General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
    (a) Performance by Trustee, its Agent or Affiliates
    (b) Entire Agreement
    (c) Waiver
    (d) Successors and Assigns
    (e) Partial Invalidity
    (f) Section Headings

16   Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . .15
    (a) Massachusetts Controls
    (b) Trust Agreement Controls

Schedules

  A.   Recordkeeping and Administrative Services
  B.   Fee Schedule
  C.   Administrator's Authorization Letter

       TRUST AGREEMENT, dated as of the 28th day of February, 1994, between PHH Corporation, a Maryland corporation, having an office at 11333 McCormick

Road, Hunt Valley, Maryland 21031 (the "Sponsor"), and FIDELITY MANAGEMENT TRUST COMPANY, a Massachusetts trust company, having an office at 82

Devonshire Street, Boston, Massachusetts 02109 (the "Trustee").


                                 WITNESSETH:


       WHEREAS, the Sponsor is the sponsor of the PHH Corporation Executive Deferred Compensation Plan (the "Plan"); and


       WHEREAS, the Sponsor wishes to establish an irrevocable trust and to contribute to the trust assets that shall be held therein, subject to the claims of Sponsor's creditors in the event of Sponsor's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plan; and


       WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded nonqualified plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"); and


       WHEREAS, it is the intention of the Sponsor to make contributions to the trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan; and


       WHEREAS, the Trustee is willing to hold and invest the aforesaid plan assets in trust among several investment options selected by the Sponsor to be allocated in a manner selected by the Sponsor; and


       WHEREAS, the Sponsor wishes to have the Trustee perform certain ministerial recordkeeping and administrative functions under the Plan; and

       WHEREAS, the Compensation Committee of the Sponsor's Board of Directors (the "Administrator") is the administrator of the Plan; and

       WHEREAS, the Trustee is willing to perform recordkeeping and administrative services for the Plan if the services are purely ministerial in nature and are provided within a framework of plan provisions, guidelines and interpretations conveyed in writing to the Trustee by the Administrator.

       NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth below, the Sponsor and the Trustee agree as follows:


Section 1.  Trust.
             (a)  Establishment.  The Sponsor hereby establishes the PHH

Corporation Executive Deferred Compensation Plan Trust (the "Trust"), with the Trustee. The Trust shall consist of an initial contribution of money or other property acceptable to the Trustee in its sole discretion, made by the Sponsor or transferred from a previous trustee under the Plan, such additional sums of money as shall from time to time be delivered to the Trustee under the Plan, all investments made therewith and proceeds thereof,

and all earnings and profits thereon, less the payments that are made by the Trustee as provided herein, without distinction between principal and income. The Trustee hereby accepts the Trust on the terms and conditions set forth in this Agreement. In accepting this Trust, the Trustee shall be accountable for the assets received by it, subject to the terms and conditions of this Agreement.


             (b)  Grantor Trust.  The Trust is intended to be a grantor trust, of which the Sponsor is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.


                  The Sponsor shall make irrevocable deposits of cash or

other property with the Trustee equal to deferrals under the Plan, and to the Sponsor matching contributions under the Plan, as of such dates as made to participant's accounts under the terms of the Plan. If there is a forfeiture of any portion of a participant's account pursuant to the Plan,

the Sponsor may offset subsequent deposits to the extent of assets of the Trust attributable to such forfeiture.

             (c)  Trust Assets.  The principal of the Trust, and any

earnings thereon shall be held separate and apart from other funds of the Sponsor and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against the Sponsor. Any assets held by the Trust will be subject to the claims of the Sponsor's general creditors under federal and state law in the event of Insolvency, as defined in Section 13(a).


             (d)  Non-Assignment.  Benefit payments to Plan participants and their beneficiaries funded under this Trust may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subjected to attachment, garnishment, levy, execution, or other legal or equitable process.


             (e)  Change in Control.  Upon a Change of Control, the Sponsor

shall, as soon as possible but in no event later than 15 days following the Change of Control, as defined herein, make an irrevocable contribution to the Trust in an amount that will be sufficient to the Trust to pay the benefits to which Plan participants or their beneficiaries would be entitled pursuant to the terms of the Plan, as of the date on which the Change of Control occurred.


Section 2.  Payments to Sponsor.  Except as provided under Section 13, the

Sponsor shall have no right to retain or divert to others any of the Trust assets before all payment of benefits have been made to the participants and their beneficiaries pursuant to the terms of the Plan.


Section 3.  Disbursements.
             (a)  Directions from Administrator.  The Trustee shall disburse monies to the Sponsor for benefit payments in the amounts that the Administrator directs from time to time in writing. The Trustee shall have no responsibility to ascertain any direction's compliance with the terms of the Plan or of any applicable law. The Trustee shall not be responsible for making benefit payments to participants under the Plan, nor shall the Trustee be responsible for any Federal, State or local income tax reporting or withholding with respect to such Plan benefits.
                                     3

             (b) Limitations. The Trustee shall not be required to make any disbursement in excess of the net realizable value of the assets of the

Trust at the time of the disbursement. The Trustee shall not be required to make any disbursement in cash unless the Administrator has provided a written direction as to the assets to be converted to cash for the purpose of making the disbursement. Except as provided either in Section 13 hereof

(with respect to Insolvency of the Sponsor) or as provided in the Plan (with respect to forfeiture of Sponsor matching contributions), and except as necessary to satisfy the employee portion of FICA taxes due, the Sponsor shall have no right or power to direct the Trustee to return to the Sponsor or divert to others any of the Trust assets before all payment of benefits have been made to Plan participants or their beneficiaries pursuant to the terms of the Plan.


Section 4.  Investment of Trust.

             (a) Selection of Investment Options. The Trustee shall have no responsibility for the selection of investment options under the Trust and shall not render investment advice to any person in connection with the selection of such options.


             (b)  Available Investment Options.  The Sponsor shall initially direct the Trustee as to the investment options in which Trust assets shall be invested, subject to the following limitations. The Sponsor may determine to use as investment options only securities issued by the investment companies advised by Fidelity Management & Research Company

("Mutual Funds") identified on Schedules "A" attached hereto; provided, however, that the Trustee shall not be considered a fiduciary with investment discretion. The Sponsor may add or delete investment options upon mutual amendment of this Trust Agreement and the Schedule "A" thereto to reflect such addition(s) or deletion(s).

             (c) Investment Directions. In order to provide for an accumulation of assets comparable to the contractual liabilities accruing under the Plan, the Sponsor may direct the Trustee in writing how to invest the assets held in the Trust. In accordance with the above, directions may be provided directly by Plan participants with respect for their own account under the Trust by use of the telephone exchange system maintained for such purposes by the Trustee or its agent. In the event that the Trustee fails to receive a proper direction from the Sponsor or from Participants, the assets in question shall be invested in Fidelity Retirement Money Market Fund until the Trustee receives a proper direction.


             (d)  Mutual Funds.  The Sponsor hereby acknowledges that it has received from the Trustee a copy of the prospectus for each Mutual Fund selected by the Sponsor as a Plan investment option. Trust investments in

Mutual Funds shall be subject to the following limitations:


                  (i) Execution of Purchases and Sales. Purchases and sales of Mutual Funds (other than for Exchanges) shall be made on the date on which the Trustee receives from the Sponsor in good order all information and documentation necessary to accurately effect such purchases and sales

(or in the case of a purchase, the subsequent date on which the Trustee has received a wire transfer of funds necessary to make such purchase). Exchanges of Mutual Funds shall be made on the same business day that the

Trustee receives a proper direction if received before 4:00 p.m. eastern time; if the direction is received after 4:00 p.m. eastern time, the exchange shall be made the following day.


                  (ii) Voting. At the time of mailing of notice of each annual or special stockholders' meeting of any Mutual Fund, the Trustee shall send a copy of the notice and all proxy solicitation materials to each Plan participant who has shares of the Mutual Fund credited to the participant's accounts under the Trust, together with a voting direction form for return to the Trustee or its designee. The participant shall have the right to direct the Trustee as to the manner in which the Trustee is to vote the shares credited to the participant's accounts (both vested and unvested). The Trustee shall vote the shares as directed by the participant. The Trustee shall not vote shares for which it has received no directions from the participant. With respect to all rights other than the right to vote, the Trustee shall follow the directions of the participant and if no such directions are received, the directions of the Sponsor. The Trustee shall have no additional duty to solicit directions from participants or the Sponsor.


             (e) Trustee Responsibility and Powers. The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.  The Trustee shall have the following powers and authority:
                                   5

                  (i)   Subject to paragraphs (b), (c) and (d) of this

Section 4, to sell, exchange, convey, transfer, or otherwise dispose of any property held in the Trust, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or other property delivered to the Trustee or to inquire into the validity, expediency, or propriety of any such sale or other disposition.


                  (ii)  To cause any securities or other property held as

part of the Trust to be registered in the Trustee's own name, in the name of one or more of its nominees, or in the Trustee's account with the Depository

Trust Company of New York and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

                  (iii) To keep that portion of the Trust in cash or cash balances as the Sponsor or

Administrator may, from time to time, deem to be in the best interest of the Trust.


                  (iv)  To make, execute, acknowledge, and deliver any and

all documents of transfer or conveyance and to carry out the powers herein granted.


                  (v) To settle, compromise, or submit to arbitration any

claims, debts, or damages due to or arising from the Trust; to commence or defend suits or legal or administrative proceedings; to represent the Trust in all suits and legal and administrative hearings; and to pay all reasonable expenses arising from any such action, from the Trust if not paid by the Sponsor.


                  (vi) To employ legal, accounting, clerical, and other assistance as may be required in carrying out the provisions of this

Agreement and to pay their reasonable expenses and compensation from the Trust if not paid by the Sponsor.


                  (vii) To do all other acts although not specifically mentioned herein, as the Trustee may deem necessary to carry out any of the foregoing powers and the purposes of the Trust.

             Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the

Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code. The Sponsor shall provide the Trustee with an opinion of counsel whether an annual fiduciary tax return should be filed for the Trust; in the absence of such opinion, Trustee may consult with counsel to the extent it deems appropriate on this issue, and any resulting counsel fees shall be charged to the Trust to the extent not paid by the Sponsor.


Section 5.  Recordkeeping and Administrative Services to Be Performed.
             (a)  General.  The Trustee shall perform those recordkeeping and administrative functions described in Schedule "A" attached hereto. These recordkeeping and administrative functions shall be performed within the framework of the Administrator's written directions regarding the Plan's provisions, guidelines and interpretations.


             (b)  Accounts.  The Trustee shall keep accurate accounts of all investments, receipts, disbursements, and other transactions hereunder, and shall report the value of the assets held for the account of each participant in the Trust as of the last day of each calendar quarter of the Plan and, if not on the last day of a calendar quarter, the date on which the Trustee resigns or is removed as provided in Section 8 of this Agreement or is terminated as provided in Section 10 (the "Reporting Date"). Within thirty (30) days following each Reporting Date or within sixty (60) days in the case of a Reporting Date caused by the resignation or removal of the

Trustee, or the termination of this Agreement, the Trustee shall file with the Administrator a written account setting forth all investments, receipts,

disbursements, and other transactions effected by the Trustee between the Reporting Date and the prior Reporting Date, and setting forth the value of the Trust as of the Reporting Date. Except as otherwise required under applicable law, upon the expiration of one year from the date of filing such account with the Administrator, the Trustee shall have no liability or further accountability to anyone with respect to the propriety of its acts or transactions shown in such account, except with respect to such acts or transactions as to which the Sponsor shall within such one year period file with the Trustee written objections, and except in the case of gross negligence or willful misconduct of the Trustee.

             (c) Inspection and Audit. All records generated by the Trustee in accordance with paragraphs (a) and (b) shall be open to inspection and audit, during the Trustee's regular business hours prior to the termination of this Agreement, by the Administrator or any person designated by the Administrator. Upon the resignation or removal of the Trustee or the termination of this Agreement, the Trustee shall provide to the Administrator, at no expense to the Sponsor, in the format regularly provided to the Administrator, a statement of each participant's accounts as of the resignation, removal, or termination, and the Trustee shall provide to the Administrator or the Plan's new recordkeeper such further records as are reasonable, at the Sponsor's expense.


             (d) Effect of Plan Amendment. The Trustee's provision of the recordkeeping and administrative services set forth in this Section 5 shall be conditioned on the Sponsor delivering to the Trustee a copy of any amendment to the Plan as soon as administratively feasible following the amendment's adoption, and on the Administrator providing the Trustee on a timely basis with all the information the Administrator deems necessary for the Trustee to perform the recordkeeping and administrative services and such other information as the Trustee may reasonably request.


             (e) Returns, Reports and Information. The Administrator shall be responsible for the preparation and filing of all returns, reports, and information required of the Trust or Plan by law. The Trustee shall provide the Administrator with such information as the Administrator may reasonably request to make these filings. The Administrator shall also be responsible for making any disclosures to participants required by law.


Section 6.  Compensation and Expenses.  Within thirty (30) days of receipt of the Trustee's bill, which shall be computed and billed in accordance with Schedule "B" attached hereto and made a part hereof, as amended from time to time, the Sponsor shall send to the Trustee a payment in such amount or the Sponsor may direct the Trustee to deduct such amount from participants'

accounts. All expenses of the Trustee relating directly to the acquisition and disposition of investments constituting part of the Trust, and all taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust or the income thereof, shall be a charge against and paid from the appropriate Plan participants' accounts.

Section 7.  Directions and Indemnification.
             (a)  Identity of Administrator.  The Trustee shall be fully protected in relying on the fact that the Administrator under the Plan is the individual or persons named as such above or such other individuals or persons as the Sponsor may notify the Trustee in writing. The Administrator may from time to time delegate to others its authority to provide directions to the Trustee hereunder, and the Trustee shall be fully protected in relying upon directions by any such person provided that the Administrator has informed the Trustee and Sponsor in writing of such delegation.


             (b) Directions from Administrator. Whenever the Administrator provides a direction to the Trustee, the Trustee shall not be liable for any loss, or by reason of any breach, arising from the direction if the direction is contained in a writing (or is oral and immediately confirmed in a writing) signed by any individual whose name and signature have been submitted (and not withdrawn) in writing to the Trustee by the Administrator in the form attached hereto as Schedule "C", provided the Trustee reasonably believes the signature of the individual to be genuine. Such direction may be made via EDT in accordance with procedures agreed to by the Administrator and the Trustee; provided, however, that the Trustee shall be fully protected in relying on such direction as if it were a direction made in writing by the Administrator. The Trustee shall have no responsibility to ascertain any direction's (i) accuracy, (ii) compliance with the terms of the Plan or any applicable law, or (iii) effect for tax purposes or otherwise.


             (c)  Directions from Participants.  The Trustee shall not be liable for any loss which arises from any participant's exercise or non-exercise of rights under this Section 4 over the assets in the participant's accounts.


             (d) Indemnification. The Sponsor shall indemnify the Trustee against, and hold the Trustee harmless from, any and all loss, damage,

penalty, liability, cost, and expense, including without limitation, reasonable attorneys' fees and disbursements, that may be incurred by,

imposed upon, or asserted against the Trustee by reason of any claim, regulatory proceeding, or litigation arising from any act done or omitted to be done by any individual or person with respect to the Plan or Trust, excepting only any and all loss, etc., arising solely from the Trustee's negligence or bad faith.

             (e) Survival. The provisions of this Section 7 shall survive the termination of this Agreement.


Section 8.  Resignation or Removal of Trustee.

             (a) Resignation. The Trustee may resign at any time upon sixty (60) days' notice in writing to the Sponsor, unless a shorter period of notice is agreed upon by the Sponsor.


             (b) Removal. The Sponsor may remove the Trustee at any time upon sixty (60) days' notice in writing to the Trustee, unless a shorter period of notice is agreed upon by the Trustee.


             (c) Upon a Change of Control. Upon a Change of Control, as defined herein, the Trustee may not be removed by the Sponsor for a period of one year unless seventy-five percent (75%) of the number of participants in the Plan (or their surviving beneficiaries, as the case may be) consent in writing to the removal of the Trustee and the identity of the successor Trustee. If the Trustee resigns within one year following a Change of

Control, as defined herein, the choice of the successor Trustee shall be subject to the condition that seventy-five percent (75%) of the number of participants in the Plan (or their surviving beneficiaries, as the case may

be) consent in writing to the identity of the successor Trustee. The purpose of these provisions is to ensure that, following a Change of

Control, the Trust continues to be administered for the purpose of providing benefits to the participants and beneficiaries covered by the Plan.


                  For purposes of this Trust, the term "Change of Control"

shall mean the earlier to occur of either of the following events: (1) a third person, including a "group" as defined in Section 13(d)(3) of the

Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 20% or more of the total number of votes that may be cast for the election of directors of the Sponsor, or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors
of the Sponsor before the Transaction cease to constitute a majority of the Board of Directors of the Sponsor or any successor to the

Sponsor. Unless the Trustee has actual knowledge of a Change in Control, the Trustee shall have no duty to inquire whether a Change in Control has occurred unless it has received notice from the Sponsor of a Change in Control.


             (d) Transfer of Trust Assets. Upon the resignation or removal of the Trustee and the appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within sixty (60) days after receipt of notice or resignation,

removal or transfer, unless the Sponsor extends the time limit.


Section 9.  Successor Trustee.
             (a)  Appointment.  If the office of Trustee becomes vacant for any reason, the Sponsor may in writing appoint a successor trustee under this Agreement. The successor trustee shall have all of the rights, powers,

privileges, obligations, duties, liabilities, and immunities granted to the Trustee under this Agreement. The successor trustee and predecessor trustee shall not be liable for the acts or omissions of the other with respect to the Trust.


             (b)  Acceptance.  When the successor trustee accepts its

appointment under this Agreement, title to and possession of the Trust assets shall immediately vest in the successor trustee without any further action on the part of the predecessor trustee. The predecessor trustee shall execute all instruments and do all acts that reasonably may be necessary or reasonably may be requested in writing by the Sponsor or the successor trustee to vest title to all Trust assets in the successor trustee or to deliver all Trust assets to the successor trustee.


             (c)  Corporate Action.  Any successor of the Trustee or

successor trustee, through sale or transfer of the business or trust department of the Trustee or successor trustee, or through reorganization,

consolidation, or merger, or any similar transaction, shall, upon consummation of the transaction, become the successor trustee under this

Agreement.


Section 10. Termination. This Agreement may be terminated at any time by the Sponsor upon sixty (60) days' notice in writing to the Trustee. On the date of the termination of this Agreement, the Trustee shall forthwith transfer and deliver to such individual or entity as the Sponsor shall designate, all cash and assets then constituting the Trust. If, by the termination date, the Sponsor has not notified the Trustee in writing as to whom the assets and cash are to be transferred and delivered, the Trustee may bring an appropriate action or proceeding for leave to deposit the assets and cash in a court of competent jurisdiction. The Trustee shall be reimbursed by the Sponsor for all costs and expenses of the action or proceeding including, without limitation, reasonable attorneys' fees and disbursements.


Section 11.  Resignation, Removal, and Termination Notices.  All notices of resignation, removal, or termination under this Agreement must be in writing and mailed to the party to which the notice is being given by certified or registered mail, return receipt requested, to the Sponsor c/o Ms. Patricia Muncy, Manager, Retirement Planning and Operations, PHH Corporation, 11333

McCormick Road, Hunt Valley, Maryland 21031, and to the Trustee c/o John M. Kimpel, Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts

02109, or to such other addresses as the parties have notified each other of in the foregoing manner.


Section 12.  Duration.  This Trust shall continue in effect without limit as to time, subject, however, to the provisions of this Agreement relating to amendment, modification, and termination thereof.


Section 13.    Insolvency of Sponsor.

              (a) Trustee shall cease disbursement of funds for payment of benefits to Plan participants and their beneficiaries if the Sponsor is

Insolvent.  Sponsor shall be considered "Insolvent" for purposes of this


Trust Agreement if (i) Sponsor is unable to pay its debts as they become due, or (ii) Sponsor is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.


              (b) All times during the continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Sponsor under federal and state law as set forth below.


                   (i) The Board of Directors and the Chief Executive Officer of the Sponsor shall have the duty to inform Trustee in writing of

Sponsor's Insolvency. If a person claiming to be a creditor of the Sponsor alleges in writing to Trustee that Sponsor has become Insolvent, Trustee shall determine whether Sponsor is Insolvent and, pending such determination, Trustee shall discontinue disbursements for payment of benefits to Plan participants or their beneficiaries.


                   (ii) Unless Trustee has actual knowledge of Sponsor's Insolvency, or has received notice from

Sponsor or a person claiming to be a creditor alleging that Company is Insolvent, Trustee shall have no duty to inquire whether Sponsor is

Insolvent.  Trustee may in all events rely on such evidence concerning


Sponsor's solvency as may be furnished to Trustee and that provides Trustee with a reasonable basis for making a determination concerning Sponsor's solvency.


                   (iii) If any time Trustee has determined that Sponsor is Insolvent, Trustee shall discontinue disbursements for payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of Sponsor's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of Sponsor with respect to benefits due under the Plan or otherwise.


                   (iv)                                   Trustee shall

resume disbursement for the payment of benefits to Plan participants or their beneficiaries in accordance with Section 2 of this Trust Agreement only after Trustee has determined that Sponsor is not Insolvent (or is no longer Insolvent).


              (c)  Provided that there are sufficient assets, if Trustee discontinues the payment of benefits from the Trust pursuant to (a) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to

Plan participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by Sponsor is lieu of the payments provided for hereunder during any such period of discontinuance.


Section 14.  Amendment or Modification.  This Agreement may be amended or modified at any time and from time to time only by an instrument executed by both the Sponsor and the Trustee.

Notwithstanding the foregoing, to reflect

increased operating costs the Trustee may once each calendar year amend Schedule "B" without the Sponsor's consent upon seventy-five (75) days'

written notice to the Sponsor; provided that no such increase shall occur within the first year of this Agreement.


Section 15.  General.

               (a) Performance by Trustee, its Agents or Affiliates. The Sponsor acknowledges and authorizes that the services to be provided under this Agreement shall be provided by the Trustee, its agents or affiliates, including Fidelity Investments Institutional Operations Company or its

successor, and that certain of such services may be provided pursuant to one or more other contractual agreements or relationships.


               (b)  Entire Agreement.  This Agreement contains all of the terms agreed upon between the parties with respect to the subject matter hereof.

               (c) Waiver. No waiver by either party of any failure or refusal to comply with an obligation hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.


               (d) Successors and Assigns. The stipulations in this Agreement shall inure to the benefit of, and shall bind, the successors and assigns of the respective parties.


               (e) Partial Invalidity. If any term or provision of this Agreement or the application thereof to any person or circumstances shall,

to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.


               (f) Section Headings. The headings of the various sections and subsections of this Agreement have been inserted only for the purposes of convenience and are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.

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



Section 16.  Governing Law.
               (a)  Massachusetts Law Controls.  This Agreement is being

made in the Commonwealth of Massachusetts, and the Trust shall be administered as a Massachusetts trust. The validity, construction, effect,

and administration of this Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, except to the extent those laws are superseded under section 514 of ERISA.


               (b) Trust Agreement Controls. The Trustee is not a party to the Plan, and in the event of any conflict between the provisions of the

Plan and the provisions of this Agreement, the provisions of this Agreement shall control.


       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                                                     PHH CORPORATION

Attest:    ______________________              By:  ______________________
           Secretary                                 Vice President


                                                     FIDELITY MANAGEMENT TRUST
                                                       COMPANY

Attest:    ______________________              By    ________________________
           Assistant Clerk                           Senior Vice President


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